UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by Wesbanco, Inc., a West Virginia corporation (“Wesbanco”) on March 3, 2025 (the “Initial Form 8-K”), on February 28, 2025, Wesbanco completed its previously announced merger (the “Merger”) with Premier Financial Corp., an Ohio corporation (“Premier Financial”), pursuant to the Agreement and Plan of Merger, dated as of July 25, 2024, by and among Wesbanco, Wesbanco Bank, Inc., a West Virginia corporation and a wholly-owned subsidiary of Wesbanco, Premier Financial and Premier Bank, an Ohio corporation and a wholly-owned subsidiary of Premier Financial.

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the historical financial statements of Premier Financial and the pro forma financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Premier Financial as of December 31, 2024 and December 31, 2023 and for each of the years in the three-year period ended December 31, 2024 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Wesbanco as of December 31, 2024 and for the year ended December 31, 2024 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits:

2.1	Agreement and Plan of Merger, dated July 25, 2024, by and among Wesbanco, Inc., Wesbanco Bank, Inc., Premier Financial Corp. and Premier Bank (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 26, 2024).

23.1	Consent of Crowe LLP.

99.1	Press Release issued by Wesbanco, Inc., dated February 28, 2025 (incorporated by reference to Exhibit 99.1 of the Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 3, 2025).

99.2	Audited consolidated financial statements of Premier Financial Corp. as of December 31, 2024 and 2023 and for each of the three years ended December 31, 2024, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Premier Financial Corp. on February 28, 2025 (File No. 000-26850).

99.3	Unaudited pro forma condensed combined financial statements of Wesbanco, Inc. as of December 31, 2024 and for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: March 28, 2025	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr.
Senior Executive Vice President and Chief Financial Officer